                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY


                                 ISDA SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                                  DATED AS OF

                               FEBRUARY 23, 1998


BETWEEN :    SOCIETE GENERALE, NEW YORK BRANCH ("PARTY A")
             (whose Office is located at 1221 Avenue of the Americas, New York,
             New York 10020)

AND     :    ARKANSAS BEST CORPORATION ("PARTY B")
             (whose Office is located at 3801 Old Greenwood Road, Fort Smith,
             Arkansas  72903)


                                     PART 1

                             TERMINATION PROVISIONS


In this Agreement:

(a)      "SPECIFIED ENTITY" does not apply.

(b) "SPECIFIED TRANSACTION" has the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and Party B.

         "SPECIFIED INDEBTEDNESS" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money (other than, with respect to Party A, indebtedness in respect of deposits received), including, without limitation, reimbursement obligations in respect of letters of credit, bankers' acceptances with third parties and capital leases.

         "THRESHOLD AMOUNT" means US $ 20,000,000 for Party A and US $20,000,000 for Party B, or its equivalent in any other currency; provided, however, that the "Threshold Amount" shall mean zero (0) with respect to any Specified Indebtedness of Party B owed to Party A.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or Party B; provided, however, that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6), or, to the extent analogous thereto, (8), and the Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of Section 6(a) will apply.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

            (i)  Loss will apply;
            (ii) The Second Method will apply.

         For purposes hereof, Loss in respect of each Transaction will be based on the present value of cash flows representing the differential between the Fixed Amounts for such Transaction and the fixed amounts computed at the fixed rate prevailing in the market at the time of such determination, for the period from the day on which such determination is made until the original Termination Date for such Transaction.

(g) "TERMINATION CURRENCY" means the currency selected by the Non-defaulting Party or the Non-affected Party, or in circumstances where there are two Affected Parties, agreed by Party A and Party B, and failing such agreement the Termination Currency shall be United States Dollars. However, the Termination Currency selected by the Non-defaulting Party or the Non-affected Party (i) shall be one of the currencies in which payments in respect of the Terminated Transactions are required to be made, and (ii) shall be freely transferable into all other currencies in which payments are to be made in respect of any Terminated Transaction.

(h) "ADDITIONAL TERMINATION EVENT" provision of Section 5(b) will apply. The following shall be an Additional Termination Event: Party B shall notify Party A that it wishes to terminate a Transaction (in whole or in part) on a Business Day to occur no sooner than two Business Days after the day on which such notice is given. With respect to such Additional Termination Event, Party B shall be the only Affected Party and the Transaction being terminated (in whole or in part) shall be the only Affected Transaction.


                                     PART 2

                              TAX REPRESENTATIONS

(a) PAYER REPRESENTATION. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction, to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

                 provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make no representations unless otherwise provided in the relevant Confirmation.


                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENT

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO         FORM/DOCUMENT/
DELIVER DOCUMENT          CERTIFICATE

Party A and Party B       No documents.

(b)  Other documents to be delivered are:

PARTY REQUIRED TO         FORM/DOCUMENT/                  DATE BY WHICH TO BE      COVERED BY SECTION 3(d)
DELIVER DOCUMENT          CERTIFICATE                     DELIVERED                REPRESENTATION

Party A                   The current authorized          Upon execution of this   Yes
                          signature book of Party A       Agreement and
                          specifying the names and        thereafter upon the
                          authority, and containing the   reasonable request of
                          specimen signatures of the      the other party.
                          persons authorized to execute
                          this Agreement and each
                          Confirmation on its behalf.

PARTY REQUIRED TO         FORM/DOCUMENT/                  DATE BY WHICH TO BE      COVERED BY SECTION 3(d)
DELIVER DOCUMENT          CERTIFICATE                     DELIVERED                REPRESENTATION

Party B                   Evidence satisfactory in form   Upon execution of this   Yes
                          and substance to Party A of     Agreement and
                          the authority of the            thereafter upon the
                          signatory of Party B to         reasonable request of
                          execute this Agreement and      the other party.
                          each Confirmation on its
                          behalf.

Party A and               An opinion of counsel           Upon execution of this   No
Party B                   acceptable in form and          Agreement.
                          substance to the other party.

Party A and               A copy of its most              Upon execution of this   Yes
Party B                   recent annual report            Agreement and
                          containing audited financial    thereafter upon the
                          statements.                     reasonable request of
                                                          the other party.

                                     PART 4

                                 MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
         Agreement:

         ADDRESSES FOR NOTICES OR COMMUNICATIONS TO PARTY A:

         WITH RESPECT TO TRANSACTIONS ENTERED INTO BY THE RATE AND DERIVATIVES PRODUCTS GROUP:

                 1221 Avenue of the Americas
                 NEW YORK, New York 10020
                 Attention: Treasury Operations
                 Telephone:  (212) 278-6000
                 Telex:  ITT 428802     Answerback:  SOCIEGEN
                 Fax:   (212) 278-7136

         WITH RESPECT TO FX TRANSACTIONS ENTERED INTO BY THE FX DESK:

                 1221 Avenue of the Americas
                 NEW YORK, New York 10020
                 Attention:  Clive Sohan
                 Telephone:  (212) 278-6845
                 Telex:      ITT 428802         Answerback:  SOCIEGEN
                 Fax:  (212) 278-7451

         unless otherwise specified in the relevant Confirmation.

         ADDRESS(ES) FOR NOTICES OR COMMUNICATIONS TO PARTY B:

                 3801 Old Greenwood Road
                 Fort Smith, Arkansas  72903
                 Attn:  David E. Loeffler
                 Telephone:  (501) 785-6157
                 Facsimile:    (501) 785-6124

(b)      PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

         -       Party A appoints as its Process Agent:
                 SOCIETE GENERALE, New York, 1221 Avenue of the Americas, New York, NY 10020 - Attention: General Counsel's Office.

         -       Party B appoints as its Process Agent:  Not applicable.

(c) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this
         Agreement:

         -       Party A is not a Multibranch Party.

         -       Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:
         None.

(g)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A:  None.

         Credit Support Provider means in relation to Party B:  None.

(h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

         WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT.

(i)      "NET PAYMENTS".  Section 2(c)(ii) of this Agreement will apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.


                                     PART 5

                                OTHER PROVISIONS

(a)      MODIFICATIONS TO THE AGREEMENT

         (i) SECTION 1(b) - INCONSISTENCY - is amended to add the following at the end thereof:

                 "In the event of any inconsistency between the provisions of this Agreement and any of the definitional booklets published by ISDA from time to time (as amended by this Agreement), this Agreement shall prevail."

         (ii) SECTION 3(a) - BASIC REPRESENTATIONS - is amended to add the following new subsections:

                 (vi) NO RELIANCE. It has, in connection with the negotiation, execution and delivery of this Agreement and any Transaction (i) the knowledge and sophistication to independently appraise and understand the financial and legal terms and conditions of each Transaction and to assume the economic consequences and risks thereof and has, in fact, done so as a result of arm's length dealings with the other party; (ii) to the extent necessary, consulted with its own independent financial, legal or other advisors and has made its own investment, hedging and trading decisions in connection with any Transaction based upon its own judgment and the advice of such advisors and not upon any view expressed by the other party; (iii) not relied upon any representations (whether written or oral) of the other party, other than the representations expressly set forth hereunder and in any Credit Support Document and is not in any fiduciary relationship with the other party; (iv) not obtained from the other party (directly or indirectly through any other person) any advice, counsel or assurances as to the expected or projected success, profitability, performance, results or benefits of any Transaction; and (v) determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of any Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions.

                 (vii) ELIGIBLE SWAP PARTICIPANT. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of 17 CFR Part 35.

         (iii) SECTION 5(a)(vi) - CROSS DEFAULT - is amended to add the following proviso at the end thereof:

                 "provided, however, that notwithstanding the foregoing, an Event of Default shall not occur if: (aa) the event or condition referred to in (1) or the failure to pay referred to in (2) is caused by an error or omission of an administrative or operational nature; and (bb) (A) funds were available to such party, any Credit Support Provider of such party or any applicable Specified Entity of such party, as the case may be, to enable it to make the relevant payment when due and (B) such relevant payment is made within three Local Business Days after notice of such failure is given to such party, any Credit Support Provider of such party or any applicable Specified Entity of such party, as the case may be;"

         (iv) SECTION 6 - EARLY TERMINATION - is amended to add the following Section 6(f):

                 "SET OFF: Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section 6(f).

                 For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

                 If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

                 Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise)."

(b)      CONFIRMATIONS FOR FX TRANSACTIONS

         (i) The Confirmation for each FX Transaction shall be substantially in the form of either (a) Exhibit I to the 1992 Definitions or (b) in such other form as the parties may agree.

         (ii) If an FX Transaction is confirmed by means of an electronic messaging system that the parties have elected to use to confirm such FX Transaction (a) such confirmation will constitute a "Confirmation" as referred to in this Agreement even where not so specified in the Confirmation, (b) such Confirmation will supplement, form part of, and be subject to this Agreement and all provisions in this Agreement will govern the Confirmation and (c) the definitions and provisions contained in the 1992 Definitions will be incorporated into the Confirmation.

(c)      OTHER PROVISIONS

         (i) TELEPHONE RECORDING. Each party may tape record any telephone conversation between the parties and each party agrees that any such tape recording shall be admissible as evidence in any court or other legal proceeding for the purpose of establishing any matters pertinent to such Transaction. Upon the execution and delivery of a written Confirmation, such Confirmation shall supersede and replace such tape recording.

         (ii) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as the Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties of this Agreement. It shall in particular be understood that this Severability clause shall not affect the "single agreement" concept of provision 1(c) of the Agreement.

         (iii) PARI PASSU. Party B agrees that at all times its obligations under any unsecured Transaction shall rank at least pari passu in right of payment and security with all of Party B's unsecured and unsubordinated Specified Indebtedness other than Specified Indebtedness preferred by law. In addition, in the event Party B has pledged, or at any time hereafter does pledge, collateral as security for any of its outstanding Specified Indebtedness, then Party B's obligations to Party A under any Transaction shall be secured on a pari passu basis with such Specified Indebtedness.



SOCIETE GENERALE,                         ARKANSAS BEST CORPORATION
NEW YORK BRANCH                           (PARTY B)
(PARTY A)


By:                                       By:
    ---------------------------------          --------------------------------
Name:                                     Name:
      -------------------------------            ------------------------------
Title:                                    Title:
        -----------------------------             -----------------------------

February 26, 1998


Rate Swap Transaction                      From: Susan Vetri/Treasury Ops.
                                           Tel: 212-278-7182
Attn: David E. Loeffler                    Fax: 212-278-7650
Arkansas Best Corporation
P.O. Box 10048
Fort Smith, Arkansas 72917-0048

Re:  SG Ref # 10030
Fax: 501-785-6124
Tel: 501-785-6157
                             REVISED MARCH 4, 1998
Dear Sirs:

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Societe Generale, New York Branch ("Party A") and Arkansas Best Corporation ("Party B") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") published by the International Swap and Derivatives Association, Inc. are incorporated by reference into this Confirmation. For these purposes, all references in the Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. In addition, Party A and Party B agree to use their best efforts promptly to negotiate, execute and deliver a Master Agreement (Multicurrency -- Cross Border) in the form published by ISDA, with such modifications as Party A and Party B shall in good faith agree.

         1. Upon the execution by Party A and Party B of such a Master Agreement (the "Agreement"), this Confirmation will supplement, form part of, and be subject to the Agreement. All provisions contained or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below. Prior to execution of the Agreement, the provisions of the Master Agreement (Multicurrency -- Cross Border) shall be incorporated by reference herein and shall form a part of this Confirmation. In the event of any inconsistency between those provisions and this Confirmation, this Confirmation will govern. Party A shall prepare and provide Party B with a draft of the Schedule to the Agreement.

         2. The terms of the particular Transaction to which this Confirmation relates - which is a rate swap - are as follows:

         Notional Amount:                   USD 110,000,000.00

         Trade Date:                        February 23, 1998

         Effective Date:                    April 1, 1998

         Termination Date:                  April 1, 2005, subject to adjustment in accordance with the Modified Following Business
                                            Day Convention
         Fixed Amounts:

                 Fixed Rate Payer:          Party B

                 Fixed Rate Payer
                 Payment Dates:             Every 1st of Each Month, commencing May 1, 1998, up to and including the Termination Date

                 Fixed Rate:                5.845 %

                 Fixed Rate Day
                 Count Fraction:            Actual/360

         Floating Amounts:

                 Floating Rate Payer:       Party A

                 Floating Rate Payer
                 Payment Dates:             Every 1st of Each Month, commencing May 1, 1998, up to and including the Termination Date

                 Floating Rate for initial
                 Calculation Period:        To be determined two London Banking Day prior to the Effective Date using the Floating Rate Option

                 Floating Rate Option:      USD-LIBOR-BBA

                 Designated Maturity:       1 Month

                 Floating Rate Day
                 Count Fraction:            Actual/360

                 Reset Dates:               First day of each Calculation Period

         Business Days for Floating
         Rate Determination:                London

         Business Days for Payment
         Dates:                             London and New York

         Business Day Convention:           Modified Following

         Calculation Agent:                 Party A

         3.      Account Details

                 Payments to Party A:       Federal Reserve Bank of New York
                                            ABA # 026004226
                                            F/O Societe Generale, New York

                 Payments to Party B:       PLEASE PROVIDE


         4.      The Office of Party A for this Transaction is New York.

                 The Office of Party B for this Transaction is Arkansas.

         5.      Non-Reliance:

         Each party represents that (i) it is not relying upon any advice (whether written or oral) of the other party to this Transaction, other than the representations expressly set forth in the Agreement or this Confirmation;
(ii) it has made its own decisions in entering into this Transaction based upon advice from such professional advisors as it has deemed necessary; and (iii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us.

                                  Yours sincerely,

                                  SOCIETE GENERALE,
                                  NEW YORK BRANCH


                                  By:
                                      --------------------------------
                                  Name:    Susan Vetri
                                  Title:   Assistant Treasurer

Confirmed as of the
date first written above:         By:
                                      --------------------------------
                                  Name:    Jeremy Henderson
Arkansas Best Corporation,        Title:   First V.P.
Arkansas


By:
    ------------------------
Name:
Title: